Earnings Per Share	6 Months Ended
Jun. 30, 2018
Earnings Per Share [Abstract]
Earnings Per Share

Note 9—Earnings Per Share

Basic earnings per share is computed by dividing net income (loss) attributable to common stockholders by the weighted average number of shares of common stock outstanding during the period. Except when the effect would be antidilutive, diluted earnings per share include the impact of restricted stock unit grants and outstanding warrants.

For the three and six months ended June 30, 2018, the Company incurred net losses and accordingly excluded all potentially dilutive securities from the determination of diluted earnings per share as their impact on loss per common share was antidilutive. As of June 30, 2018, the Company had approximately 3.5 million of outstanding warrants. These warrants have an exercise price of $42.04 per share and a term of four years.